UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2009

                        CHINA WI-MAX COMMUNICATIONS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                   ----------
                 (State or other jurisdiction of incorporation)


        000-53268                                            61-1504884
---------------------------                                 -------------
(Commission File Number)                                     (I.R.S. Employer
                                                             Identification No.)

             1905 Sherman Street, Suite 335, Denver, Colorado 80203
             ------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code: 303-993-8028

                                  ____n/a_____
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:   3
                                        -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On October 1, 2009, the Company entered into an Employment Agreement with Dr. David Fu. Under the Agreement, Dr. Fu is employed on a year to year basis until or unless either party terminates the Agreement in writing. Dr. Fu will receive a salary of $5,000 per month as his base salary.

     Under the Agreement, Dr. Fu will serve as Chief Engineer, China of Yuan Shan Da Chaun and Yuan Shan Shi Dai Technology Development Company, both wholly-owned foreign entities of China Wi-Max Communications.

     The full text of Dr. Fu's Employment Agreement is attached as Exhibit 10.1.


                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

On October 7, 2009, the Company issued a press release regarding Steven T. Berman overseeing the launch of Chinese Broadband Strategy. The text of the press release is attached as Exhibit 99.1.

Later that day, the Company issued a correction to the press release. The test of the press release is attached as Exhibit 99.2.


                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

     On September 30, 2009, at the Company's Annual Meeting, Steven T. Berman, Dr. Allan Rabinoff, George "Buck" Krieger, and Sharon Xiong were appointed as directors of the Company.

     Also, at the Annual Meeting, the shareholders approved the appointment of GHP Horwath, P.C. as the Company's auditor.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         a)  Financial Statements - None

         b)  Exhibits - 10.1    Employment Agreement with Dr. David Fu
                        99.1    Press Release dated October 7, 2009
                        99.2    Correction to Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        CHINA WI-MAX COMMUNICATIONS, INC.
                        ---------------------------------
                                  (Registrant)

                             Dated: October 8, 2009



                         /s/ Steven Berman
                         ----------------------------------------
                            Steven Berman, President